UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 15, 2016, Equity Bancshares, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition (the “Acquisition”) of Community First Bancshares, Inc. (“Community”).

This Form 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial information for the Acquisition that are described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Community as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2015, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

The unaudited consolidated balance sheet of Community as of September 30, 2016 and December 31, 2015, and related consolidated statement of income and comprehensive income for the three and nine months ended September 30, 2016 and 2015, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2016 and 2015, and related notes required by this item, are included as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2016, the unaudited pro forma condensed consolidated combined statement of income for the nine months ended September 30, 2016, and the unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2015, required by this item are included as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Erwin & Company

99.1	Audited consolidated financial statements of Community as of December 31, 2015 and 2014, and for each of the two years in the period ended December 31, 2015 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited consolidated financial statements of Community as of and for the three and nine months ended September 30, 2016 and 2015 and as of year ended December 31, 2015 as well as the accompanying notes thereto.

99.3	Unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2016; unaudited pro forma condensed consolidated combined statement of income for the nine months ended September 30, 2016; and unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: December 27, 2016	By: /s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Erwin & Company

99.1	Audited consolidated financial statements of Community as of December 31, 2015 and 2014, and for each of the two years in the period ended December 31, 2015 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited consolidated financial statements of Community as of and for the three and nine months ended September 30, 2016 and 2015 and as of year ended December 31, 2015 as well as the accompanying notes thereto.

99.3	Unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2016; unaudited pro forma condensed consolidated combined statement of income for the nine months ended September 30, 2016; and unaudited pro forma condensed consolidated combined statement of income for the year ended December 31, 2015.